Harbor Funds

Supplement to Prospectus dated March 1, 2023
Harbor International Small Cap Fund
June 1, 2023
The purpose of this Supplement is to provide you with information regarding a lower contractual expense limitation agreement applicable to Harbor International Small Cap Fund, effective June 1, 2023.
In connection with this change, the Fund Summary section of the Prospectus for Harbor International Small Cap Fund is amended by deleting the Annual Fund Operating Expenses and Expense Example tables in their entirety and replacing them with the following information:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses	0.26%	0.34%	0.34%	0.45%
Total Annual Fund Operating Expenses	1.11%	1.19%	1.44%	1.55%
Expense Reimbursement[1]	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.85%	0.93%	1.18%	1.29%
1 The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.85%, 0.93%, 1.18%, and 1.29% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through May 31, 2024. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$87	$327	$586	$1,328
Institutional	$95	$352	$629	$1,420
Administrative	$120	$430	$762	$1,702
Investor	$131	$464	$820	$1,823
Investors Should Retain This Supplement For Future Reference
S0623.HF.PRO